 FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP
ANNOUNCES THIRD QUARTER EARNINGS

October 22, 2014 - Honesdale, PA
Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp. (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended September 30, 2014 of $2,118,000.  This represents a slight decrease from the $2,136,000 earned in the same three-month period of 2013 due to a reduced level of interest income on loans combined with increased expenses related to foreclosed real estate owned.  Earnings per share (fully diluted) were $.58 in the 2014 period, decreasing from the $.59 earned in the similar period of last year.  Annualized return on average assets for the three months ended September 30, 2014 was 1.18% with an annualized return on average equity of 8.62%.  Net income for the nine months ended September 30, 2014 totaled $6,116,000, which is $168,000 lower than the same period of 2013.  Earnings per share (fully diluted) for the nine months ended September 30, 2014 totaled $1.68 per share compared to $1.73 per share in the 2013 period.  The annualized return on average assets and average equity for the nine month period was 1.15% and 8.53%, respectively.
Total assets as of September 30, 2014 were $718.2 million with loans receivable of $500.8 million, deposits of $548.3 million and stockholders’ equity of $97.4 million.  Total assets have increased $14.4 million during the past twelve months due primarily to growth in loans which increased $13.9 million, including an $11.9 million increase in commercial lending.  Total deposits decreased $360,000 over the past twelve months with a $711,000 increase in non-interest bearing demand deposits only partially offsetting a $1.1 million decrease in interest-bearing deposits.  Stockholders’ equity increased $6.1 million over the past year, due principally to the retention of earnings and a reduction in accumulated other comprehensive loss.
Non-performing assets, which include non-performing loans and foreclosed real estate owned, totaled $10.9 million and 1.52% of total assets as of September 30, 2014 compared to $11.8 million and 1.65% of assets as of June 30, 2014 and $11.3 million or 1.60% of total assets as of September 30, 2013.  Net charge-offs were $380,000 for the quarter and totaled $1,317,000 for the nine months ended September 30, 2014 compared to $590,000 and $1,943,000, respectively, for the similar periods in 2013.  Based on management’s analysis, the Company added $420,000 and $1,260,000 to the allowance for loan losses for the three and nine month periods ended September 30, 2014, respectively, compared to $400,000 and $2,000,000, respectively, for the similar periods in 2013.  The allowance for loan losses totaled $5,651,000 as of September 30, 2014 and represented 1.13% of total loans, compared to $5,559,000 as of September 30, 2013 and 1.14% of total loans.
For the three months ended September 30, 2014, net interest income, on a fully taxable equivalent basis (fte), totaled $6,467,000, which represents a decrease of $111,000 compared to the similar period in 2013.  Net interest margin (fte) for the 2014 period was 3.92% compared to 4.05% for the similar period in 2013 due primarily to a 33 basis point decrease in average loan yields reflecting growth and repricing at current market rates.  Net interest income (fte) for the nine months ended September 30, 2014 totaled $19,418,000, an increase of $22,000 compared to the similar period in 2013.  Net interest margin (fte) year-to-date for the 2014 period was 3.91% compared to 4.04% in 2013.

Other income for the three months ended September 30, 2014 totaled $1,262,000 compared to $1,216,000 for the similar period in 2013.  The increase was principally due to increased gains on the sales of investment securities during the period.  For the nine months ended September 30, 2014, other income totaled $3,783,000 compared to $4,305,000 in the 2013 period.  Gains on the sales of investment securities totaled $904,000 on sales of $38.2 million for the 2014 year-to-date period compared to $590,000 on sales of $30.0 million in the corresponding 2013 period.  The increase in securities gains during the nine-month period was offset by a $765,000 decrease in earnings and proceeds from bank-owned life insurance policies.  During the 2013 period, the Company recorded a non-recurring gain of $770,000 from proceeds on a bank-owned life insurance policy, compared to $5,000 in the 2014 period.
Other expenses totaled $4,124,000 for the three months ended September 30, 2014, compared to $4,173,000 in the similar period of 2013.  Foreclosed real estate costs increased $54,000 due to real estate taxes, maintenance costs and write-downs on foreclosed properties.  All other operating expenses decreased $103,000, net.  For the nine months ended September 30, 2014, other expenses totaled $12,729,000 compared to $12,607,000 for the similar period in 2013, an increase of $122,000, which includes a $239,000 increase in foreclosed real estate costs.  All other operating expenses decreased $117,000, net.
Mr. Critelli commented, “We are continuing to feel the impact of a slow economy, as evidenced by reduced loan demand and increased costs of maintaining and disposing of foreclosed properties.  Working with borrowers to resolve problem credits will remain a top priority throughout the year.  The ongoing low interest rate environment and competition for quality credits also places pressure on our net interest margin, however, our year-to-

date margin and our capital levels remain well above peer.  We look forward to serving our growing base of stockholders and customers as our economy slowly recovers from the extended economic downturn.”
Norwood Financial Corp., through its subsidiary Wayne Bank, operates sixteen offices in Wayne, Pike, Monroe and Lackawanna Counties, Pennsylvania.  The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.
Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements.  When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected.  Those risks and uncertainties include changes in federal and state laws, changes in interest rates, risks associated with the acquisition of North Penn Bancorp, the ability to control costs and expenses, demand for real estate, government fiscal policies and general economic conditions.  The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Non-GAAP Financial Measures
This release references tax-equivalent interest income and net interest income, which are non-GAAP (Generally Accepted Accounting Principles) financial measures.  Tax-equivalent interest income and net interest income are derived from GAAP interest income and net interest income using an assumed tax rate of 34%.  We believe the presentation of interest income and net interest income on a tax–equivalent basis ensures comparability of interest income and net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a fully taxable equivalent basis:

(dollars in thousands)	Three months ended September 30		Nine months ended September 30
	2014	2013	2014	2013
Net interest income	$6,154	$6,270	$18,454	$18,516
Tax equivalent basis adjustment using 34% marginal tax rate	313	308	964	880
Net interest income on a fully taxable equivalent basis	$6,467	$6,578	$19,418	$19,396

Contact: William S. Lance
 Executive Vice President &
                Chief Financial Officer
 NORWOOD FINANCIAL CORP
 570-253-8505
                www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share data)
(unaudited)
	September 30
	2014	2013
ASSETS
Cash and due from banks	$13,105	$15,193
Interest-bearing deposits with banks	158	12,221
Cash and cash equivalents	13,263	27,414

Securities available for sale	158,701	150,904
Securities held to maturity, fair value 2013: $176	-	174
Loans receivable (net of unearned Income)	500,844	486,968
Less: Allowance for loan losses	5,651	5,559
Net loans receivable	495,193	481,409
Regulatory stock, at cost	3,210	2,141
Bank premises and equipment, net	6,825	7,250
Bank owned life insurance	18,143	14,653
Foreclosed real estate owned	4,962	993
Accrued interest receivable	2,367	2,373
Goodwill	9,715	9,715
Other intangible assets	418	543
Deferred tax asset	3,691	4,584
Other assets	1,725	1,618
TOTAL ASSETS	$718,213	$703,771

LIABILITIES
Deposits:
Non-interest bearing demand	$102,343	$101,632
Interest-bearing	445,995	447,066
Total deposits	548,338	548,698
Short-term borrowings	44,704	38,466
Other borrowings	22,592	19,956
Accrued interest payable	975	1,075
Other liabilities	4,197	4,230
TOTAL LIABILITIES	620,806	612,425

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares
issued: 3,708,718 shares	371	371
Surplus	35,143	34,991
Retained earnings	63,637	59,710
Treasury stock, at cost: 2014: 63,019 shares, 2013: 81,249 shares	(1,673)	(2,154)
Accumulated other comprehensive loss	(71)	(1,572)
TOTAL STOCKHOLDERS' EQUITY	97,407	91,346

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$718,213	$703,771

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)
	Three Months Ended September 30		Nine Months Ended September 30
	2014	2013	2014	2013
INTEREST INCOME
Loans receivable, including fees	$5,972	$6,202	$17,885	$18,557
Securities	968	939	2,981	2,685
Other	1	5	3	17
Total Interest income	6,941	7,146	20,869	21,259

INTEREST EXPENSE
Deposits	600	701	1,852	2,174
Short-term borrowings	19	17	62	44
Other borrowings	168	158	501	525
Total Interest expense	787	876	2,415	2,743
NET INTEREST INCOME	6,154	6,270	18,454	18,516
PROVISION FOR LOAN LOSSES	420	400	1,260	2,000
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,734	5,870	17,194	16,516

OTHER INCOME
Service charges and fees	587	614	1,746	1,834
Income from fiduciary activities	125	111	328	285
Net realized gains on sales of securities	301	198	904	590
Gains on sale of loans	(15)	(12)	50	(9)
Earnings and proceeds on life insurance policies	170	150	514	1,224
Other	94	155	241	381
Total other income	1,262	1,216	3,783	4,305

OTHER EXPENSES
Salaries and employee benefits	2,028	2,103	6,364	6,438
Occupancy, furniture and equipment	505	507	1,601	1,586
Data processing related	240	221	680	673
Taxes, other than income	161	179	488	531
Professional Fees	136	139	475	498
FDIC Insurance assessment	104	114	320	335
Foreclosed real estate owned	271	217	733	494
Other	679	693	2,068	2,052
Total other expenses	4,124	4,173	12,729	12,607

INCOME BEFORE TAX	2,872	2,913	8,248	8,214
INCOME TAX EXPENSE	754	777	2,132	1,930
NET INCOME	$2,118	$2,136	$6,116	$6,284

Basic earnings per share	$0.58	$0.59	$1.68	$1.73

Diluted earnings per share	$0.58	$0.59	$1.68	$1.73

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended September 30	2014	2013

Net interest income	$6,154	$6,270
Net income	2,118	2,136

Net interest spread (fully taxable equivalent)	3.78%	3.89%
Net interest margin (fully taxable equivalent)	3.92%	4.05%
Return on average assets	1.18%	1.22%
Return on average equity	8.62%	9.33%
Basic earnings per share	$0.58	$0.59
Diluted earnings per share	$0.58	$0.59

For the Nine Months Ended September 30

Net interest income	$18,454	$18,516
Net income	6,116	6,284

Net interest spread (fully taxable equivalent)	3.77%	3.88%
Net interest margin (fully taxable equivalent)	3.91%	4.04%
Return on average assets	1.15%	1.22%
Return on average equity	8.53%	9.07%
Basic earnings per share	$1.68	$1.73
Diluted earnings per share	$1.68	$1.73

As of September 30

Total assets	$718,213	$703,771
Total loans receivable	500,844	486,968
Allowance for loan losses	5,651	5,559
Total deposits	548,338	548,698
Stockholders' equity	97,407	91,346
Trust assets under management	132,652	124,147

Book value per share	$26.30	$25.54
Equity to total assets	13.56%	12.98%
Allowance to total loans receivable	1.13%	1.14%
Nonperforming loans to total loans	1.18%	2.11%
Nonperforming assets to total assets	1.52%	1.60%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)
	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013
ASSETS
Cash and due from banks	$13,105	$12,196	$8,607	$7,528	$15,193
Interest-bearing deposits with banks	158	3,182	142	335	12,221
Cash and cash equivalents	13,263	15,378	8,749	7,863	27,414

Securities available for sale	158,701	154,925	156,165	158,132	150,904
Securities held to maturity	-	-	175	174	174
Loans receivable (net of unearned income)	500,844	502,316	496,016	503,097	486,968
Less: Allowance for loan losses	5,651	5,611	5,727	5,708	5,558
Net loans receivable	495,193	496,705	490,289	497,389	481,410
Regulatory stock, at cost	3,210	2,437	2,741	2,877	2,141
Bank owned life insurance	18,143	18,002	17,930	17,790	14,653
Bank premises and equipment, net	6,825	6,910	7,031	7,125	7,250
Foreclosed real estate owned	4,962	4,293	1,364	1,009	993
Goodwill and other intangibles	10,133	10,161	10,192	10,225	10,258
Other assets	7,783	8,051	8,598	8,650	8,574
TOTAL ASSETS	$718,213	$716,862	$703,234	$711,234	$703,771

LIABILITIES
Deposits:
Non-interest bearing demand	$102,343	$103,954	$93,400	$92,684	$101,632
Interest-bearing deposits	445,995	450,760	446,676	448,498	447,066
Total deposits	548,338	554,714	540,076	541,182	548,698
Other borrowings	67,296	60,992	63,746	73,675	58,422
Other liabilities	5,172	4,954	5,212	4,513	5,305
TOTAL LIABILITIES	620,806	620,660	609,034	619,370	612,425

STOCKHOLDERS' EQUITY	97,407	96,202	94,200	91,864	91,346

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$718,213	$716,862	$703,234	$711,234	$703,771

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	September 30	June 30	March 31	December 31	September 30
Three months ended	2014	2014	2014	2013	2013
INTEREST INCOME
Loans receivable, including fees	$5,972	$5,933	$5,980	$6,019	$6,202
Securities	968	1,025	987	972	939
Other	1	2	1	9	5
Total interest income	6,941	6,960	6,968	7,000	7,146

INTEREST EXPENSE
Deposits	600	618	635	674	701
Borrowings	187	187	188	181	175
Total interest expense	787	805	823	855	876
NET INTEREST INCOME	6,154	6,155	6,145	6,145	6,270
PROVISION FOR LOAN LOSSES	420	420	420	400	400
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	5,734	5,735	5,725	5,745	5,870

OTHER INCOME
Service charges and fees	587	583	576	578	614
Income from fiduciary activities	125	99	104	94	111
Net realized gains on sales of securities	301	509	95	291	198
Gains (losses) on sale of loans and servicing rights	(15)	26	39	121	(12)
Earnings and proceeds on life insurance policies	170	175	168	162	150
Other	94	76	71	64	155
Total other income	1,262	1,468	1,053	1,310	1,216

OTHER EXPENSES
Salaries and employee benefits	2,028	2,172	2,165	2,009	2,103
Occupancy, furniture and equipment, net	505	518	578	550	507
Foreclosed real estate owned	271	396	65	73	217
FDIC insurance assessment	104	102	114	109	114
Other	1,216	1,285	1,210	1,357	1,232
Total other expenses	4,124	4,473	4,132	4,098	4,173

INCOME BEFORE TAX	2,872	2,730	2,646	2,957	2,913
INCOME TAX EXPENSE	754	696	682	776	777
NET INCOME	$2,118	$2,034	$1,964	$2,181	$2,136

Basic earnings per share	$0.58	$0.56	$0.54	$0.60	$0.59

Diluted earnings per share	$0.58	$0.56	$0.54	$0.60	$0.59

Book Value per share	$26.30	$26.14	$25.88	$25.43	$25.54

Return on average equity (annualized)	8.62%	8.49%	8.46%	9.33%	9.33%
Return on average assets (annualized)	1.18%	1.15%	1.13%	1.23%	1.22%

Net interest spread (fte)	3.78%	3.77%	3.77%	3.76%	3.89%
Net interest margin (fte)	3.92%	3.91%	3.91%	3.91%	4.05%

Allowance for loan losses to total loans	1.13%	1.12%	1.15%	1.13%	1.14%
Net charge-offs to average loans (annualized)	0.30%	0.43%	0.32%	0.21%	0.49%
Nonperforming loans to total loans	1.18%	1.49%	1.92%	1.90%	2.11%
Nonperforming assets to total assets	1.52%	1.65%	1.55%	1.48%	1.60%